Liquidity	6 Months Ended
Jun. 30, 2021
Borrowings [Abstract]
Liquidity

LIQUIDITY

The Treasury function is responsible for raising finance for the Group, managing the Group’s cash resources and the financial risks arising from underlying operations. All these activities are carried out under defined policies, procedures and limits, reviewed and approved by the Board, delegating oversight to the Finance and Transformation Director and Treasury function. The Group has targeted an average centrally managed bond maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling 12-month period. As at 30 June 2021, the average centrally managed debt maturity of bonds was 9.7 years (30 June 2020: 8.9 years; 31 December 2020: 9.9 years) and the highest proportion of centrally managed debt maturing in a single rolling 12-month period was 16.8% (30 June 2020: 17.4%: 31 December 2020: 16.4%).

The Group continues to maintain investment-grade credit ratings, with ratings from Moody’s/S&P at Baa2 (stable outlook)/BBB+ (stable outlook), respectively, with a medium-term target of Baa1/BBB+. The strength of the ratings has underpinned debt issuance and the Group is confident of its ability to continue to successfully access the debt capital markets. A credit rating is not a recommendation to buy, sell or hold securities. A credit rating may be subject to withdrawal or revision at any time. Each rating should be evaluated separately of any other rating.

In order to manage its interest rate risk, the Group maintains both floating rate and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short to medium term). At 30 June 2021, the relevant ratios of floating* to fixed rate borrowings were 15:85 (30 June 2020: 12:88, 31 December 2020: 7:93) on a net basis.

Available facilities

It is Group policy that short-term sources of funds (including drawings under both the US$4 billion US commercial paper programme and £3 billion euro commercial paper programme) are backed by undrawn committed lines of credit and cash. As at 30 June 2021, there was £1,653 million of commercial paper outstanding (30 June 2020: £224 million drawn; 31 December 2020: undrawn).

In February 2021, the Group exercised the one-year extension options on both tranches of the £6.0 billion revolving credit facility. The £3.0 billion 364-day tranche was reduced to £2.85 billion and extended to March 2022. The £3.0 billion five-year tranche remains available until March 2025 after which it will reduce to £2.85 billion until March 2026. This facility was undrawn at 30 June 2021.

In March 2021, the Group extended short term bilateral facilities totalling £2.5 billion for one year. As at 30 June 2021, £900 million was drawn on a short-term basis.

Issuance and repayment of bonds in the period

•	In February 2021, the Group repaid a €650 million bond at maturity; and
•	In June 2021, the Group repaid £500 million of the £1,929 million term loan that has a maturity date in January 2022.

Subsequent to the balance sheet date, in July 2021, the Group repaid a £500 million bond at maturity.

* In relation to the Group’s floating rate borrowings and hedge instruments, there is exposure to uncertainty associated with the LIBOR Reform. The Group believes that its contracts with interest rates based on LIBOR benchmarks adequately provide for alternate rates and calculations of interest in the event that the relevant LIBOR rate is unavailable. The Group believes that hedge relationships on derivatives will continue with the resulting ineffectiveness likely to be immaterial. Furthermore, the Group signed up to the ISDA 2020 IBOR Fallback Protocol as published by the International Swaps and Derivative Association Inc., ensuring that appropriate fallback rates can apply in relation to derivatives that are impacted by LIBOR cessation.